UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13

OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2006

CLEARSTORY SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12966	06-1302773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Research Drive, Suite 200B, Westborough, MA	01581
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 298-9795

Same

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On May 18, 2006, ClearStory Systems, Inc., or ClearStory, issued a press release announcing its intention to file a Form 15 with the Securities and Exchange Commission on or about June 19, 2006 to voluntarily deregister its common stock and suspend its reporting obligations under the Securities Exchange Act of 1934, as amended. ClearStory also announced that, on or about June 19, 2006, it also intends to voluntarily delist its common stock from the Over-the-Counter Bulletin Board maintained by the National Association of Securities Dealers, Inc. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Press Release, dated May 18, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2006	CLEARSTORY SYSTEMS, INC.
By: /s/ Stephen A. Read Stephen A. Read Vice President and Chief Financial Officer